UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No.1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2005

LEINER HEALTH PRODUCTS INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-118532 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California	90745
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 835-8400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K filed by Leiner Health Products Inc. (the “Company” or “Leiner”) on September 26, 2005 to provide financial information required by Item 9.01 of Form 8-K. As discussed in the Form 8-K filed on September 26, 2005, Leiner Health Products LLC (“Leiner LLC”), a wholly-owned subsidiary of the Company, agreed pursuant to an Amended and Restated Purchase and Sale Agreement, dated September 9, 2005, between the Company and Pharmaceutical Formulations Inc. (“PFI”) to acquire substantially all of the assets of PFI’s over-the-counter pharmaceutical business (the “PFI Business”), excluding assets relating to PFI’s Konsyl Pharmaceuticals Inc. subsidiary and other scheduled assets (the “Non-Acquired Assets”). On September 23, 2005 but effective September 26, 2005, Leiner LLC acquired the PFI Business.

Pursuant to Item 9.01 of Form 8-K and Rule 3-05 of Regulation S-X, Leiner is required to provide in this Form 8-K/A audited financial information for PFI for the year ended January 1, 2005, unaudited financial information for PFI for the six months ended July 2, 2005 and certain pro forma financial information regarding Leiner. Leiner believes that for certain reasons, including PFI’s recent bankruptcy filing, PFI’s audited financial statements for the year ended January 1, 2005 should not be utilized unless such financial statements have been subjected to additional review procedures. Such procedures cannot be conducted prior to the date this Form 8K/A is required to be filed. Therefore, pursuant to Rule 12b-21 of the Securities Exchange Act, as amended, Leiner is excluding PFI’s audited financial information for the year ended January 1, 2005 from this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
PFI’s unaudited condensed consolidated financial statements for the six months ended July 2, 2005 as derived from information .provided by PFI to Leiner. See Note on PFI Information.

(b)	Unaudited Pro Forma Financial Information.
The following pro forma financial information of the Company is being filed with this report as Exhibit 99.2:
(1) Unaudited pro forma condensed combined balance sheet as of September 24, 2005;
(2) Unaudited pro forma condensed combined statements of operations for the twelve months ended March 26, 2005 and the six months ended September 24, 2005; and
(3) Notes to unaudited pro forma condensed combined financial statements.

(c) Exhibits

Exhibit No.	Descriptions
99.1 *	Press Release dated September 26, 2005
99.2	PFI’s condensed consolidated financial statements for the six months ending July 2, 2005 listed in Item 9.01 (a)
99.3	Pro forma financial statements listed in Item 9.01 (b)

* Previously filed as an Exhibit to Registrant’s Current Report on Form 8-K filed on September 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leiner Health Products Inc.

By:	/s/ Robert K. Reynolds
Robert K. Reynolds
Executive President and Chief Financial Officer

Date: December 6, 2005